Exhibit 99.1

API Technologies Completes Acquisition of Spectrum Control

ORLANDO, FL — June 1, 2011 - API Technologies Corp. (OTCBB:ATNY), a provider of electronic systems, subsystems, RF, and secure communications products and services for defense, aerospace, and commercial applications, today announced the successful completion of its acquisition of Spectrum Control, Inc. (Nasdaq:SPEC).

API completed the acquisition through a merger of a wholly-owned subsidiary with and into Spectrum. As a result of the merger, all outstanding shares of Spectrum common stock were converted into the right to receive $20.00 per share in cash, without interest and less any required withholding taxes. API’s payment agent will mail to Spectrum record stockholders materials necessary to exchange Spectrum stock certificates for such payment. As a result of the Merger, Spectrum shares ceased trading on the NASDAQ Global Select Market.

The closing of the acquisition of Spectrum allows API to gain significant expertise in RF, sensors and measurement, and power systems management technology, as well as provides significant scale, manufacturing capacity, and product diversity.

Bel Lazar, President and Chief Operating Officer of API, commented “Spectrum offers one of the widest ranges of RF product solutions worldwide, which complements our existing business in engineered systems and subsystems, and secure communications. With this business combination, we will offer an even broader range of high-reliability solutions to meet technically demanding applications.”

Brian Kahn, Chairman and CEO of API, stated, “We are very pleased to have completed the acquisition of Spectrum, which is one of the premier developers, designers, and manufacturers of high-performance, custom solutions for defense, aerospace, industrial, communications and medical customers worldwide. I want to personally welcome the Spectrum team to API, where together we will continue our strategy of building the premier products, solutions and services to meet the diverse needs of our global customer base.”

About API Technologies Corp.

The Company, through its subsidiaries, designs, develops and manufactures systems, subsystems, RF and secure communications solutions for technically demanding defense, aerospace and commercial applications. API Technologies’ international customers include many leading Fortune 500 companies. API Technologies trades on the OTC Bulletin Board under the symbol ATNY. For further information, please visit the company website at www.apitechnologies.com.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements, including statements regarding the benefits of the combination of API and Spectrum. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties which are more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission, include but are not limited to, general economic and business conditions, government regulations, our ability to integrate and consolidate our operations, our ability to expand our operations in both new and existing markets, and the effect of growth on our infrastructure. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Investor Relations

Bel Lazar

President & Chief Operating Officer

API Technologies Corp.

1-877-API-0-API (1-877-274-0274)

investors@apitech.com